UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) August 16, 2010

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 16, 2010, Corning Incorporated (the “Company”) issued a press release announcing the actual total consideration and tender consideration for its previously announced tender offer for notes (the “Tender Offer”). On August 17, 2010, the Company issued a press release announcing the results of the Tender Offer as of the early tender date of 5:00 p.m., New York City time, on August 16, 2010. Such press releases are filed as exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 16, 2010, issued by the Company to announce the actual consideration for the Tender Offer.

99.2	Press Release dated August 17, 2010, issued by the Company to announce the results of the Tender Offer as of the early tender date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: August 17, 2010	By	/S/ VINCENT P. HATTON
Vincent P. Hatton
Senior Vice President and General Counsel

Index to Exhibits

(d)	Exhibits

99.1	Press Release dated August 16, 2010, issued by the Company to announce the actual consideration for the Tender Offer.

99.2	Press Release dated August 17, 2010, issued by the Company to announce the results of the Tender Offer as of the early tender date.

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